Intangible assets, net	12 Months Ended
Dec. 31, 2021
Intangible assets, net
Intangible assets, net

8.	Intangible assets, net

	As of December 31, 2020				As of December 31, 2021
	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
Domain names	13,608	(13,608)	—	—	13,334	(13,334)	—	—
Trademarks	6,194	(5,823)	—	371	6,125	(6,040)	—	85
Payment license (Note b)	319,660	—	—	319,660	319,660	—	—	319,660
Others	73,729	(43,831)	(16,907)	12,991	73,729	(55,624)	(16,907)	1,198

Total	413,191	(63,262)	(16,907)	333,022	412,848	(74,998)	(16,907)	320,943

Note:
(a)
Amortization expenses for intangible assets were RMB15,757, RMB36,539 and RMB12,078 for the years ended December 31, 2019, 2020 and 2021, respectively. The Group expects to record amortization expenses of RMB85, nil, nil, nil and nil for the years ending December 31, 2022, 2023, 2024, 2025 and 2026, respectively.

(b)
Payment license

has a legal life of 5 years, which
 enables the Group to provide payment services and qualifies as a paying institution. The Group renewed the license during the year ended December 31, 2017 and the expiry date will be June 2022. The Group believes it would be able to renew the payment license at minimal cost continuously and has the ability to do so. As a result, the payment license is considered by the Group as having an indefinite life because it is expected to contribute to net cash inflow indefinitely.